THE MAINSTAY FUNDS
ECLIPSE FUNDS
ECLIPSE FUNDS, INC.

Supplement dated September 11, 2008 ("Supplement")
to the Statements of Additional Information dated February 28, 2008 ("SAIs")

This Supplement updates certain information contained in the above-dated SAIs for The MainStay Funds, Eclipse Funds and Eclipse Funds Inc. (the “Funds”). You may obtain copies of the Funds’ Prospectuses and Statements of Additional Information free of charge, upon request, by calling toll-free 800- MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Internet on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

Add the following disclosure under the ninth paragraph in the section of the SAIs entitled “Foreign Currency Transactions”:

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value, for senior security purposes. The portion of a Fund’s assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund’s asset segregation requirements will vary accordingly. The Funds reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE